POPULAR                         PRELIMINARY SAMPLE
ABS, INC.(SM)                   POPULAR ABS 2005-C

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

COLLATERAL ANALYSIS

                                                          (deal as a whole)
                                           Wtd Avg           Percent of       Wtd Avg              Wtd Avg   Wtd Avg    Wtd Avg
  FICO Low     FICO High      LTV      Current Balance     Current Balance      GWAC      % MI      FICO       DTI        LTV
  --------     ---------      ---      ---------------     ---------------    -------     ----     -------   -------    -------
------------------------------------------------------------------------------------------------------------------------------------
          500          524      > 65%      $126,806             1.89%          7.529        0        514      38.02      77.73
------------------------------------------------------------------------------------------------------------------------------------
          525          549      > 65%      $143,593             6.58%          7.763        0        536      38.52      84.38
------------------------------------------------------------------------------------------------------------------------------------
          550          574      > 65%      $134,728             5.54%          7.682        0        563      39.20      85.04
------------------------------------------------------------------------------------------------------------------------------------
          575          599      > 70%      $148,242             9.38%          7.311        0        587      38.16      85.21
------------------------------------------------------------------------------------------------------------------------------------
          600          624      > 70%      $178,746            16.51%          7.264        0        613      39.68      88.65
------------------------------------------------------------------------------------------------------------------------------------
          625          649      > 70%      $180,357            18.49%          7.100        0        636      40.56      89.22
------------------------------------------------------------------------------------------------------------------------------------
          650          674      > 80%      $187,864            10.79%          7.235        0        661      40.62      92.85
------------------------------------------------------------------------------------------------------------------------------------
          675          699      > 80%      $164,677             5.27%          7.157        0        688      40.51      92.44
------------------------------------------------------------------------------------------------------------------------------------
          700          724      > 80%      $185,927             2.70%          7.171        0        711      42.42      93.48
------------------------------------------------------------------------------------------------------------------------------------
          725          749      > 85%      $173,154             1.57%          7.179        0        735      38.62      94.13
------------------------------------------------------------------------------------------------------------------------------------
          750          774      > 85%      $178,876             0.85%          7.187        0        757      43.03      92.00
------------------------------------------------------------------------------------------------------------------------------------
          775          799      > 85%      $150,247             0.44%          7.353        0        782      40.21      91.45
------------------------------------------------------------------------------------------------------------------------------------
          800 max               > 85%      $178,650             0.26%          6.874        0        807      33.33      90.00
------------------------------------------------------------------------------------------------------------------------------------


  % SFD     % PUD    % Owner Occ  % Full Doc   % Ltd Doc   % Stated Doc  % Int Only
  -----     -----    -----------  ----------   ---------   ------------  ----------
---------------------------------------------------------------------------------------
  98.66     0.00       100.00        76.20       0.00          0.00         0.00
---------------------------------------------------------------------------------------
  90.53     0.00        94.59        90.22       0.00          4.30         0.00
---------------------------------------------------------------------------------------
  93.67     0.00        97.91        82.70       0.00         10.59         1.34
---------------------------------------------------------------------------------------
  84.44     0.00        94.65        69.28       0.00         22.32         1.75
---------------------------------------------------------------------------------------
  84.17     0.00        87.47        69.16       0.65         13.54         7.33
---------------------------------------------------------------------------------------
  88.10     0.00        92.31        69.40       0.00         13.26        17.08
---------------------------------------------------------------------------------------
  85.97     0.00        83.14        64.95       0.00         15.75         7.67
---------------------------------------------------------------------------------------
  83.16     0.00        71.00        58.37       0.00          9.53         7.18
---------------------------------------------------------------------------------------
  76.67     0.00        69.19        81.12       0.00          5.93         6.11
---------------------------------------------------------------------------------------
  87.60     0.00        67.23        74.71       0.00          1.50         7.48
---------------------------------------------------------------------------------------
  74.07     0.00        77.36        54.76       0.00         43.31         0.00
---------------------------------------------------------------------------------------
 100.00     0.00        37.15        34.17       0.00         65.83         0.00
---------------------------------------------------------------------------------------
  50.25     0.00        68.39        33.75       0.00          0.00        33.75
---------------------------------------------------------------------------------------

                                           Wtd Avg           Percent of       Wtd Avg              Wtd Avg   Wtd Avg    Wtd Avg
   LTV Low      LTV High      DTI      Current Balance     Current Balance      GWAC      % MI      FICO       DTI        LTV
   -------      --------      ---      ---------------     ---------------    -------     ----     -------   -------    -------
------------------------------------------------------------------------------------------------------------------------------------
          60%          64%    > 49.9%      $263,485             0.29%          7.082        0        656      51.18      61.88
------------------------------------------------------------------------------------------------------------------------------------
          65%          69%    > 49.9%      $175,585             0.32%          6.731        0        577      50.17      68.23
------------------------------------------------------------------------------------------------------------------------------------
          70%          74%    > 49.9%      $180,032             0.33%          6.865        0        625      51.65      72.38
------------------------------------------------------------------------------------------------------------------------------------
          75%          79%    > 49.9%      $200,723             0.95%          6.644        0        625      52.35      78.32
------------------------------------------------------------------------------------------------------------------------------------
          80%          84%    > 49.9%      $200,941             2.19%          6.658        0        625      51.89      81.34
------------------------------------------------------------------------------------------------------------------------------------
          85%          89%    > 49.9%      $173,564             2.02%          7.020        0        641      52.28      87.08
------------------------------------------------------------------------------------------------------------------------------------
          90%          94%    > 49.9%      $208,116             3.56%          7.390        0        638      51.90      90.62
------------------------------------------------------------------------------------------------------------------------------------
          95%          99%    > 49.9%      $256,582             1.03%          7.004        0        659      52.90      95.57
------------------------------------------------------------------------------------------------------------------------------------
         100% max             > 49.9%      $209,840             3.20%          7.620        0        655      52.31     100.00
------------------------------------------------------------------------------------------------------------------------------------


  % SFD     % PUD    % Owner Occ  % Full Doc   % Ltd Doc   % Stated Doc  % Int Only
  -----     -----    -----------  ----------   ---------   ------------  ----------
------------------------------------------------------------------------------------------
 100.00     0.00       100.00        81.02       0.00          0.00        18.98
------------------------------------------------------------------------------------------
  76.65     0.00        89.52        32.00       0.00         33.83         0.00
------------------------------------------------------------------------------------------
 100.00     0.00       100.00       100.00       0.00          0.00         0.00
------------------------------------------------------------------------------------------
  93.10     0.00       100.00        87.74       0.00          0.00        17.05
------------------------------------------------------------------------------------------
  78.94     0.00        90.75        87.80       0.00          6.64        29.25
------------------------------------------------------------------------------------------
  82.73     0.00        84.25        76.90       0.00          6.45        13.32
------------------------------------------------------------------------------------------
  76.04     0.00        81.24        91.43       0.00          0.00         9.00
------------------------------------------------------------------------------------------
 100.00     0.00        93.03        72.67       0.00          0.00         0.00
------------------------------------------------------------------------------------------
  92.22     0.00        91.30        77.82       0.00          0.00         0.00
------------------------------------------------------------------------------------------

                                           Wtd Avg           Percent of       Wtd Avg              Wtd Avg   Wtd Avg    Wtd Avg
   DTI Low      DTI High      FICO     Current Balance     Current Balance      GWAC      % MI      FICO       DTI        LTV
   -------      --------      ----     ---------------     ---------------    -------     ----     -------   -------    -------
------------------------------------------------------------------------------------------------------------------------------------
          20%          24%      < 525      $109,722             0.28%          7.980        0        509      23.41      77.49
------------------------------------------------------------------------------------------------------------------------------------
          25%          29%      < 550      $102,351             1.12%          7.930        0        529      26.04      78.09
------------------------------------------------------------------------------------------------------------------------------------
          30%          34%      < 575      $118,852             3.28%          7.678        0        553      29.67      77.96
------------------------------------------------------------------------------------------------------------------------------------
          35%          39%      < 600      $150,174             7.10%          7.398        0        573      33.91      81.19
------------------------------------------------------------------------------------------------------------------------------------
          40%          44%      < 625      $158,720            13.45%          7.282        0        600      36.73      84.74
------------------------------------------------------------------------------------------------------------------------------------
          45%          49%      < 650      $166,059            27.47%          7.180        0        614      43.20      86.08
------------------------------------------------------------------------------------------------------------------------------------
          50%          54%      < 675      $190,212            22.55%          7.108        0        642      43.95      86.15
------------------------------------------------------------------------------------------------------------------------------------
          55% max               < 700      $234,832             1.45%          7.070        0        642      56.77      88.70
------------------------------------------------------------------------------------------------------------------------------------


  % SFD     % PUD    % Owner Occ  % Full Doc   % Ltd Doc   % Stated Doc  % Int Only
  -----     -----    -----------  ----------   ---------   ------------  ----------
-----------------------------------------------------------------------------------------
 100.00     0.00       100.00        83.91       0.00          0.00         0.00
-----------------------------------------------------------------------------------------
 100.00     0.00       100.00        89.13       0.00          0.00         0.00
-----------------------------------------------------------------------------------------
  93.18     0.00        99.44        90.04       0.00          7.13         0.00
-----------------------------------------------------------------------------------------
  83.22     0.00        94.71        66.98       0.00         21.85         1.11
-----------------------------------------------------------------------------------------
  87.85     0.00        90.40        69.57       0.79         16.83         4.82
-----------------------------------------------------------------------------------------
  87.09     0.00        94.71        73.12       0.00         15.62        11.34
-----------------------------------------------------------------------------------------
  86.00     0.00        83.48        72.01       0.00         11.90        10.97
-----------------------------------------------------------------------------------------
  78.58     0.00        90.93        90.93       0.00          0.00         3.87
-----------------------------------------------------------------------------------------

LIMITED AND STATED DOC

                                           Wtd Avg           Percent of       Wtd Avg              Wtd Avg   Wtd Avg    Wtd Avg
  FICO Low     FICO High               Current Balance     Current Balance      GWAC      % MI      FICO       DTI        LTV
  --------     ---------               ---------------     ---------------    -------     ----     -------   -------    -------
---------------------------------------------------------------------------------------------------------------------------------
          500          524                    -                   -              -          -         -         -          -
---------------------------------------------------------------------------------------------------------------------------------
          525          549                 $451,334             0.16%          7.382        0        547      11.04      84.61
---------------------------------------------------------------------------------------------------------------------------------
          550          574                 $204,648             0.67%          7.424        0        566      37.89      73.64
---------------------------------------------------------------------------------------------------------------------------------
          575          599                 $217,483             2.53%          7.391        0        588      38.81      79.18
---------------------------------------------------------------------------------------------------------------------------------
          600          624                 $214,042             2.65%          7.373        0        612      38.58      81.43
---------------------------------------------------------------------------------------------------------------------------------
          625          649                 $213,297             2.71%          6.969        0        636      40.03      81.77
---------------------------------------------------------------------------------------------------------------------------------
          650          674                 $197,191             2.58%          7.404        0        662      37.86      84.94
---------------------------------------------------------------------------------------------------------------------------------
          675          699                 $187,170             0.75%          7.260        0        687      43.49      84.65
---------------------------------------------------------------------------------------------------------------------------------
          700          724                 $138,603             0.30%          7.149        0        709      34.97      85.09
---------------------------------------------------------------------------------------------------------------------------------
          725          749                 $158,218             0.58%          7.252        0        737      35.27      76.57
---------------------------------------------------------------------------------------------------------------------------------
          750          774                 $220,850             0.64%          6.791        0        757      40.71      84.17
---------------------------------------------------------------------------------------------------------------------------------
          775          799                 $206,796             0.45%          6.837        0        784      42.72      86.31
---------------------------------------------------------------------------------------------------------------------------------
          800 max                             -                   -              -          -         -         -          -
---------------------------------------------------------------------------------------------------------------------------------



  % SFD     % PUD    % Owner Occ  % Full Doc   % Ltd Doc   % Stated Doc  % Int Only   % CA      % NY      % FL
  -----     -----    -----------  ----------   ---------   ------------  ----------   ----      ----      ----
-----------------------------------------------------------------------------------------------------------------
    -         -           -            -           -            -            -          -         -        -
-----------------------------------------------------------------------------------------------------------------
 100.00     0.00        13.82        0.00        0.00         100.00        0.00      0.00         0.00     0.00
-----------------------------------------------------------------------------------------------------------------
  96.46     0.00       100.00        0.00        0.00         100.00        0.00      16.34        0.00    13.02
-----------------------------------------------------------------------------------------------------------------
  80.36     0.00       100.00        0.00        0.00         100.00        0.00      11.25        0.00     1.45
-----------------------------------------------------------------------------------------------------------------
  72.56     0.00        87.20        0.00        0.00         100.00        3.23      0.00         0.00     4.94
-----------------------------------------------------------------------------------------------------------------
  71.76     0.00        88.41        0.00        0.00         100.00        0.00      14.47        0.00    11.10
-----------------------------------------------------------------------------------------------------------------
  59.89     0.00        73.10        0.00        0.00         100.00        2.61      6.85         0.00     3.99
-----------------------------------------------------------------------------------------------------------------
  55.95     0.00        67.55        0.00        0.00         100.00        0.00      0.00         0.00     0.00
-----------------------------------------------------------------------------------------------------------------
  75.68     0.00        63.23        0.00        0.00         100.00        0.00      19.39        0.00    12.45
-----------------------------------------------------------------------------------------------------------------
  72.14     0.00        69.89        0.00        0.00         100.00        0.00      0.00         0.00     0.00
-----------------------------------------------------------------------------------------------------------------
  56.20     0.00        77.70        0.00        0.00         100.00        0.00      25.13        0.00     0.00
-----------------------------------------------------------------------------------------------------------------
 100.00     0.00        57.55        0.00        0.00         100.00        0.00      36.23        0.00    13.91
-----------------------------------------------------------------------------------------------------------------
    -         -           -            -           -            -            -          -         -        -
-----------------------------------------------------------------------------------------------------------------

IO LOANS

                                           Wtd Avg           Percent of       Wtd Avg              Wtd Avg   Wtd Avg    Wtd Avg
  FICO Low     FICO High               Current Balance     Current Balance      GWAC      % MI      FICO       DTI        LTV
  --------     ---------               ---------------     ---------------    -------     ----     -------   -------    -------
---------------------------------------------------------------------------------------------------------------------------------
          500          524                    -                   -              -          -         -         -          -
---------------------------------------------------------------------------------------------------------------------------------
          525          549                    -                   -              -          -         -         -          -
---------------------------------------------------------------------------------------------------------------------------------
          550          574                 $204,000             0.07%          7.750        0        553      47.48      85.00
---------------------------------------------------------------------------------------------------------------------------------
          575          599                 $225,250             0.16%          6.933        0        590      42.76      77.48
---------------------------------------------------------------------------------------------------------------------------------
          600          624                 $294,405             1.39%          6.520        0        616      38.61      80.61
---------------------------------------------------------------------------------------------------------------------------------
          625          649                 $271,504             3.16%          6.427        0        635      40.33      84.29
---------------------------------------------------------------------------------------------------------------------------------
          650          674                 $241,654             1.93%          6.378        0        663      38.15      82.15
---------------------------------------------------------------------------------------------------------------------------------
          675          699                 $227,750             1.16%          6.268        0        688      38.72      81.67
---------------------------------------------------------------------------------------------------------------------------------
          700          724                 $261,498             1.14%          6.145        0        712      41.08      80.03
---------------------------------------------------------------------------------------------------------------------------------
          725          749                 $334,302             0.61%          6.169        0        745      39.37      81.16
---------------------------------------------------------------------------------------------------------------------------------
          750          774                 $294,168             0.21%          6.196        0        756      35.39      75.60
---------------------------------------------------------------------------------------------------------------------------------
          775          799                 $176,800             0.06%          5.500        0        775      30.19      80.00
---------------------------------------------------------------------------------------------------------------------------------
          800 max                          $276,600             0.20%          6.368        0        808      51.70      84.36
---------------------------------------------------------------------------------------------------------------------------------


  % SFD     % PUD    % Owner Occ  % Full Doc   % Ltd Doc   % Stated Doc  % Int Only   % CA      % NY      % FL
  -----     -----    -----------  ----------   ---------   ------------  ----------   ----      ----      ----
-----------------------------------------------------------------------------------------------------------------
    -         -           -            -           -            -            -          -         -        -
-----------------------------------------------------------------------------------------------------------------
    -         -           -            -           -            -            -          -         -        -
-----------------------------------------------------------------------------------------------------------------
 100.00     0.00       100.00       100.00       0.00          0.00        100.00        0.00      0.00   100.00
-----------------------------------------------------------------------------------------------------------------
  51.72     0.00       100.00       100.00       0.00          0.00        100.00        0.00      0.00     0.00
-----------------------------------------------------------------------------------------------------------------
  96.24     0.00        90.54        86.13       0.00          6.14        100.00       15.68      0.00     0.00
-----------------------------------------------------------------------------------------------------------------
  90.86     0.00        96.27        85.22       0.00          0.00        100.00        8.05      0.00     9.74
-----------------------------------------------------------------------------------------------------------------
  90.28     0.00        79.70        83.11       0.00          3.48        100.00        3.48      0.00     5.34
-----------------------------------------------------------------------------------------------------------------
  89.71     0.00        95.30        87.30       0.00          0.00        100.00        0.00      0.00     5.28
-----------------------------------------------------------------------------------------------------------------
  68.52     0.00        79.99        95.22       0.00          0.00        100.00        0.00      0.00     4.78
-----------------------------------------------------------------------------------------------------------------
  80.62     0.00        25.70       100.00       0.00          0.00        100.00       13.02      0.00    10.05
-----------------------------------------------------------------------------------------------------------------
 100.00     0.00       100.00       100.00       0.00          0.00        100.00       73.41      0.00     0.00
-----------------------------------------------------------------------------------------------------------------
 100.00     0.00       100.00       100.00       0.00          0.00        100.00        0.00      0.00     0.00
-----------------------------------------------------------------------------------------------------------------
  0.00      0.00       100.00       100.00       0.00          0.00        100.00        0.00      0.00     0.00
-----------------------------------------------------------------------------------------------------------------

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/orThccounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.